UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2004

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
One McDonald’s Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

1

Item 5. Other Events and Required FD Disclosure

On June 7, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s May 2004 sales. The press release is furnished as Exhibit 99 and attached hereto.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: June 7, 2004	By: /s/ Peter J. Bensen
Peter J. Bensen
Corporate Vice President, Assistant Controller

3

Exhibit Index
Exhibit No.

99	News Release of McDonald's Corporation issued June 7, 2004:
McDonald's Reports Highest Year-To-Date May Global Comparable Sales Increase in 20 Years

4